SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K


                         Current Report
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 17, 1994

              HEALTH EQUITY PROPERTIES INCORPORATED
     (Exact Name of registrant as specified in its charter)

                         North Carolina
         (State or other jurisdiction of incorporation)

                            33-17379
                    (Commission File Number)

                           56-1591771
              (IRS Employer Identification Number)

   915 West Fourth Street, Winston-Salem, North Carolina 27101
            (Address of principal executive offices)


Registrant's telephone number, including area code: 910 723-7580


Item 5. Other events

On June 17, 1994 the Registrant announced the execution of a definitive merger agreement with Omega Healthcare Investors, Inc. ("Omega") providing, among other things, for the merger of the Registrant with and into Omega as further described in the Press Release attached as an exhibit to this report. A copy of the Merger Agreement is attached hereto as an exhibit and incorporated by reference herein.

Item 7. Exhibits

Exhibit 2.1    Form of Merger Agreement

Exhibit 99.1 Press Release dated June 17, 1994 announcing proposed merger transaction.




                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                         HEALTH EQUITY PROPERTIES INCORPORATED


                         By:  Susan L. Christiansen
                              Vice President and General Counsel

Date:  June 22, 1994